Investor Meetings September 2006 Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to proposed terms of the exchangeable senior notes, growth in the e-commerce market, the digital communication and distribution market, and the data storage market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent.
Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law;
environmental uncertainties and risks related to natural disasters; environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2005 and other filings with the Securities and
Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust overview
•
Tenants consist of leading global
companies diversified across various
industries
•
Own 51 properties comprising 10.3
million rentable sq ft which includes
1.2 million sq ft of additional space
held for redevelopment
(1)
•
Portfolio occupancy of 94.7% and
“same store” occupancy of 96.4%
(2)
•
Assets strategically located in top
technology markets in the US,
Canada and Europe
DLR is a leading institutional owner focused on
mission critical technology properties in the US and Europe
350 East Cermak Road
Chicago, IL
(1) Includes property acquisitions announced in our Earnings Release dated August 3, 2006.
(2) Occupancy is as of June 30, 2006 net of redevelopment space.

DLR investment highlights
•
Specialized focus in dynamic and
growing industries
•
High quality portfolio that is difficult
to replicate
•
Experienced industry consolidator
with proven ability to acquire assets
below replacement cost
•
Acquisition and leasing pace creates
potential for strong FFO growth
•
Uniquely positioned as both a value
and growth REIT
2323 Bryan Street
Dallas, TX

DLR properties feature advanced technical systems
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply

UBS

JPMorganChase

cme
Chicago Mercantile Exchange

Thomas Jefferson University | Jefferson University Physicians

FIDELITY
NATIONAL FINANCIAL

verizon

at&t

T-Systems

YAHOO!

ebay

Microsoft

Infosys

CSC
EXPERIENCE. RESULTS.

DIGITAL REALTY TRUST

DLR is unique in its focus on technology properties
Data Centers (37%
(1)
) Internet Gateways (42%
(1)
)
Financial Health/Insurance Communications Internet Enterprise
• Storage/server intensive buildings
• Provide a secure 24 x 7
environment for the storage and
processing of mission-critical
electronic information
• Used to house the primary IT
operations of leading companies,
transaction processing and
disaster recovery purposes
• Internet and telecom network
intensive buildings
• Serve as the hub for Internet and
data communications within and
between major metropolitan areas
• Market-dominant position in their
respective MSAs
• Frequently serve as a super-
regional connection point with
multiple anchor tenants
(1)  Calculated based on gross annualized rents using in place leases as of June 30, 2006.
IT Services

Strong trends drive sustained demand for DLR space
Other Growth Drivers
Increased federal
regulatory and legislative
requirements for business
continuity and records
retention
Disaster Recovery
initiatives prioritized as a
result of Hurricanes Katrina
and Rita
HIPAA patient records
security and retention
regulations
Significant growth in online
advertising; up 30% in
2005 to $12.5 billion
(4)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
E-Commerce
(1)
Digital
Communication
& Distribution
(2)
Data
Storage
(3)
14%
73%
60%
Primary Drivers – Estimated Annual Growth Rates
(1) Forrester Research estimate of US online sales growth from 2005 -2010
(2) IDC estimate of US VOIP subscriber growth from 2005 to 2009
(3) Wall Street Journal estimate of corporate data storage capacity growth
(4) PriceWaterhouseCoopers

0%
10%
20%
30%
40%
50%
60%
70%
Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06
$0
$100
$200
$300
$400
$500
$600
Source:
Estimated based on reported cabinet (available and billing), square feet and revenue data from Equinix and Savvis as per press releases, SEC filings, research reports and internal DLR estimates as of June 30, 2006.  Assumes 35 sq ft per cabinet throughout period if square feet not reported.
Equinix and Savvis, two leading managed service providers that “resell” space leased directly from DLR, are experiencing strong growth in revenues and utilization
Bill rates and utilization rates are escalating
Revenue PSF
Utilization Rate
Revenue PSF (Utilized)
Revenue PSF (Total)
Utilization Rate
29%
$518 psf
$540psf
$148 psf
$329 psf
64%

•
Former General Manager of Critical Facilities for EDS
•
18+ years of technology infrastructure experience
Ted Martin
Director of Operations
•
Former Director of Sales, Nortel Networks
•
13+ years of technology business experience
Christopher Crosby
SVP Sales & Tech Svcs
•
Former Head of GI Partners real estate acquisitions
•
17+ years of real estate experience
Scott Peterson
SVP Acquisitions
•
Former President & CFO of TriNet
•
24+ years of finance and real estate experience
A. William Stein
CFO/CIO
•
Co-founder of Digital Realty Trust
•
25+ years of real estate and technology experience
Michael Foust
CEO
•
Co-founder of Digital Realty Trust
•
23+ years of real estate and technology experience
Richard Magnuson
Executive Chairman
Senior management leads a complete REIT team
•
Relevant
experience
•
Proven track
record
•
Public
markets
background
DLR is organized and managed to deliver growth
Management is supported by a team of over 70 professionals in the US and Europe focused on executing DLR’s core strategy

36.8%
20.9%
24.7%
77.9%
12.1%
29.4%
0%
20%
40%
60%
80%
100%
DLR RMS Peer Group Composite
FY 2005 Total Return 2006 YTD Total Return
DLR continues to outperform its Peer Group and the RMS
DLR is a top performing REIT
Note: YTD 2006 Total Return as of September 7, 2006 assuming dividend reinvestment as per SNL Financial.
(1) Peer Group Composite includes ARE, BMR, GSL and OFC.
(1)

DLR Presence in 23 Top Markets
Boston
Boston
San Francisco
Los Angeles
Dallas
Chicago
NY Metro
DLR Regional Office
DLR Market
Note:
Reflects all owned assets as of August 3, 2006.
Charlotte
St. Paul
Philadelphia
Phoenix
Denver
Sacramento
Geneva
Dublin
Austin
Toronto
Silicon Valley
Northern
Virginia
Atlanta
Miami
Boston
London
Amsterdam
Houston
# of
Properties
# of
Buildings
Total Rentable
Square Feet
Domestic 45 61 9,950,141
International 6 7 338,653
Total 51 68 10,288,794

Communications
38%
IT Services
28%
Other Technology
6%
Professional & Financial
Services
13%
Non-Technology
15%
DLR is increasingly well diversified by sector
Industry Distribution
Note: Calculated based on gross annualized rents using in place leases as of June 30, 2006.

2005 & YTD 2006 Acquisitions
(1) Net rentable square feet figures excludes space held for redevelopment.
(2) Savvis Portfolio includes 2401 & 2403 Walsh Street, 4605 & 4700 Old Ironsides Drive and 200 North Nash Street.
(3) Charlotte Portfolio includes 113 & 125 North Meyers and 731 East Trade Street.
(4) Estimated occupancy based on information provided by the seller.
DLR acquired approximately $881M in new properties
Total Net Rentable Redevelopment Occupancy
Property Location Sq. Ft. Sq Ft
(1)
Sq Ft (Net of Redev)
833 Chestnut East Philadelphia
654,758
535,098        119,660            76%
1125 Energy Park Drive St. Paul 112,827 112,827        -                     100%
350 East Cermak Road Chicago 1,133,391 870,183        263,208            93%
8534 Concord Center Drive Denver 82,229 82,229          -                     100%
Savvis Portfolio
(2) Santa Clara & Los Angeles 560,000 560,000        -                     100%
600-780 South Federal Chicago 161,547 161,547        -                     84%
Paul van Vlissingenstraat 16 Amsterdam 112,472 77,472          35,000              90%
Charlotte Portfolio
(3)
Charlotte 95,499 72,550          22,949              100%
115 Second Avenue Waltham, MA 66,730
10,494
56,236              N/A
Chemin de l'Epinglier 2 Geneva 59,190 59,190          -                     100%
251 Exchange Place Herndon, VA 70,982 70,982          -                     100%
7500 &7620 Metro Center Drive Austin 119,962 45,000          74,962              100%
3 Corporate Place Piscataway, NJ 283,124 -                283,124            N/A
2005 Acquisitions 3,512,711 2,657,572     855,139
4025 Midway Road Carrollton, TX 99,947 49,947          50,000              40%
Clonshaugh Industrial Estate Dublin, Ireland 20,000 20,000          -                     100%
Clonshaugh Industrial Estate Dublin, Ireland 2.6 acres -                -                     N/A
6800 Millcreek Drive Toronto, Canada 83,758 83,758          -                         100%
101 Aquila Way Atlanta 313,581 313,581        -                         100%
12001 North Freeway Houston 300,705 281,426        19,279              99%
14901 FAA Boulevard Dallas 263,700      263,700        -                         100%
120 E. Van Buren Street
(4)
Phoenix 347,000      275,227        71,773              73%
Gyroscoopweg 2E-2F Amsterdam, Netherlands 55,585        55,585          -                         100%
YTD 2006 Acquisitions 1,484,276 1,343,224     141,052
Total 2005 & YTD 2006 4,996,987 4,000,796     996,191

Source:  Independent study by CCG Facilities Integration Inc. based on data center projects with improvements similar to DLR.
(1)  Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of data center to total building with all cost allocated to raised floor area.
(2)  Reflects all owned properties and properties under contract.
Replacement Cost Estimate
Replacement cost illustrates the value of DLR’s portfolio
DLR owns over 5.0M sq ft of improved data center space
(2)
Cost per Square Foot
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940
Base Building
Data Center
Improvements (1)

DLR’s Value-Add Redevelopment Program
Robust demand from diverse industry sectors:
–
Financial services
–
Internet enterprises
–
Telecom applications providers
–
Energy companies
–
Healthcare
Limited supply of existing facilities
Existing corporate data centers often do not satisfy
electrical and HVAC requirements of current web hosting,
data storage and IT applications
Objective:  Achieve attractive returns by providing corporate tenants with custom data center solutions

DLR’s competitive advantage
Inventory totals 1.2 million sf of vacant, redevelopment
space, potential for 740,000 sf of data center:
–
Approximately 735,000 sf in income producing
properties; potential for 440,000 sf of data center
–
Approximately 500,000 sf of redevelopment space in
recently acquired vacant buildings in Boston, NY Metro,
Dallas and Austin; potential for 300,000 sf of data center
Redevelopment costs vary by building
–
Base building power, structural upgrades: $35 - $50 psf
–
Custom data center: $450 to $650 psf (often funded by
tenants)
Stabilized income projected within 24 to 36 months
DLR’s unmatched sales and technical team offers tenants design, construction management, engineering and facilities management expertise

Leasing Drives Internal Growth
DLR executed 71 leases in SECOND QUARTER 2006, contributing approximately
$11.6M in annualized GAAP rental revenues
(1)
As of June 30, 2006, portfolio occupancy was 94.7% and “same store” was 96.4%
(2)
(1) GAAP rental revenues include total rent for both renewals and expansions.
(2) Occupancy percentages exclude 1.2 million square feet of space held for redevelopment.
$88,700 $24.00 3,742 6 Non Technical
$1.7 million $39.00 44,993 3 Redevelopment
$9.7 million $85.00 115,092 62 Data Center
Annualized
GAAP Rent
Annualized
GAAP Rent PSF
Total SF
Leased
# of Leases
Type of
Space
DLR commenced 47 leases during the second quarter 2006, contributing approximately $7.4 M in annualized GAAP rental revenues
(1)

Leasing Drives Internal Growth
DLR has executed 113 leases YEAR-TO-DATE 2006, contributing approximately
$17.5M in annualized GAAP rental revenues
(1)
(1) GAAP rental revenues include total rent for both renewals and expansions.
$0.5 million $25.00 20,844 13 Non Technical
$3.9 million $54.00 71,971 5 Redevelopment
$13.1 million $85.00 154,645 95 Data Center
Annualized
GAAP Rent
Annualized
GAAP Rent PSF
Total SF
Leased
# of Leases
Type of
Space
DLR commenced 94 leases during the YTD 2006, contributing approximately
$11.7 M in annualized GAAP rental revenues
(1)

West Coast

West Coast

East Coast

DIGITAL REALTY TRUST

Case studies: DLR’s value-add leasing
Recent leasing illustrates effectiveness of DLR’s leasing and engineering team
• Executed new 10,000 sf suite
lease with IT services
company at approx. $100 psf
for 10 yr term
• Executed new 22,300 sf lease
with financial institution at an
average of $79 psf for 2.5 yr
term
•
Invested approx. $2.5M to
fully condition 10,000 sq. ft.
on a speculative basis
•
Designed and constructed
custom data center facility
for major international
finance institution
•
35,000 sf previously vacant
•
Prior rate approx. $25 psf
•
Executed new 60,000 sf lease
with global internet services
company at an average of
$22 psf NNN for 10 yr term
•
Provided tenant improvement
allowance of $10 psf; in
addition to significant
investment in space by
tenant
•
Designed and constructed
custom data center solution
•
60,000 sf vacant shell
redevelopment space
•
Executed new 10,000 sf lease
with international telecom at
approx. $57 psf for 10 yr term
•
Executed new 22,500 sf lease
with software company at
approx. $62 psf for 3 yr term
•
Invested approx. $10 psf to
enhance space
•
40,000 sf suite previously
vacant
•
Space substantially
conditioned by prior tenant
for data center operations
•
Prior rate approx. $36 psf
Result DLR Action Opportunity

2.7%
1.2%
3.2%
5.7%
10.5%
15.2%
1.7%
9.0%
4.6%
14.2%
26.7%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Thereafter
DLR’s model features long-term, stable leases
• The average lease term is approximately 12 years with 7 years remaining
• Leases typically contain 3% annual rent bumps
<7.1% in next  3 yrs
The stability of our long-term leases complements our growth
Note:
Excludes vacant square footage of 0.5 million square feet and space held for redevelopment as of June 30, 2006.
Lease Expiration as a % of Net Rentable Square Feet

Digital Realty’s financial results
Reported FFO
(1)
of $23.2 million for 2Q06, up 18% from $19.6 million for
2Q05; or $0.38 per diluted share and unit for 2Q06, up 3% from $0.37 per diluted share and unit for 2Q05
2Q06 FFO payout ratio was  71%; 2Q06 AFFO
(1)
payout ratio was 100%
DLR’s stock generated a total return to common shareholders of 78% in
2005; YTD 2006 DLR stock has generated a total return of 37%
(2)
Increased quarterly common dividend 8.7% on an annualized basis to
$1.06 per share in November 2005
Priced follow on offering of 4 million shares of common stock for approximately $95 million of net proceeds on May 23, 2006
Priced a private placement of $150 million of 4.125% Exchangeable
Senior Debentures due 2026 on August 9, 2006
(1) FFO and AFFO is a non GAAP financial measure. For a description of FFO and AFFO see page 25.
(2) Based on closing price of DLR common stock ($30.30) as of September 7, 2006.

17.2x
18.7x
20.7x
15.9x
15.5x
18.1x
3.9%
3.5%
3.3%
10.0x
12.0x
14.0x
16.0x
18.0x
20.0x
22.0x
RMS DLR Peer Group Composite
3.0%
4.0%
5.0%
6.0%
2006E FFO Multiple 2007E FFO Multiple Dividend Yield
(2)
Note: Based on closing price of DLR common stock ($30.30) and other securities as of September 7, 2006.
(1) Based on First Call consensus estimates for indicative purposes.  DLR does not endorse the First Call consensus estimate.
(2) Peer Group Composite includes ARE, BMR, GSL and OFC.
DLR trades at a discount to public peers
DLR’s FFO multiples remain at a discount to its Peer Group
Dividend Yield FFO Multiple (1)

SBC

AT&T

at&t

verizon

MCI

verizon

Maxtor → Seagate

Abgenix → AMGEN

DELIVERING ON THE

SAVVIS

TRANSFORMING INFORMATION TECHNOLOGY

Microsoft

DIGITAL REALTY TRUST

Improving overall credit quality of DLR portfolio
+ =
+ =
Approximately $18 million of base rental income, or over
11% of overall income, has
experienced an improvement in credit quality.
(1) As a result of a sublease relationship with Microsoft for 200,000 sq ft of space that is leased directly by Savvis.
(2) On June 30, 2006, SAVVIS completed the exchange of its Series A Preferred stock for 37.4 million shares of common stock.
(1) (2)

DLR employs a conservative capital structure
Wtd Average Cost of Debt:
5.55%; Approximately 80%
fixed rate debt
(4)
Expanded credit facility to
$500M from $350M,
increasing liquidity and
financial flexibility
Periodically refinancing high
cost debt with lower rate,
longer term, fixed rate
financing
No debt maturing through
2008 (assuming extensions)
Total Market
Capitalization
(1)
$3,067.2M
(1) Based on closing price and shares outstanding of DLR common stock
($30.30) at September 7, 2006.
(2) Excludes $2.1 million of unamortized debt premium for 1125 Energy Park
Drive & 731 East Trade Street.
(3) Unsecured credit facility as of August 31, 2006.
(4) Includes $172.5 million of convertible debt.
Dividend Yield / Rate:    3.5% / $1.06
Fixed Rate Debt,
$788.1
Variable Rate Debt,
$201.8
Preferred Stock,
$166.8
Equity, $1,910.5
(2)(4)
(3)

Definition of Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment
Trusts, or NAREIT.  FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.  Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.  We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization
(vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate
AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
EBITDA and Adjusted EBITDA
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non cash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income
(computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise the earnings, FFO or acquisition guidance we confirmed on our Earnings Conference Call dated
August 3, 2006 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non GAAP items to their closest GAAP
Funds from operations
(1)
Q206 Q106 FY2005 Q206 Q106 FY2005
Net income available to common stockholders $1,650 $1,642 $6,087 Net income available to common stockholders $1,650 $1,642 $6,087
Interest 12,181 11,388 39,122
Minority interests in operating partnership including
discontinued operations 1,340 1,846 8,268 Depreciation and amortization 20,275 18,256 62,232
Real estate related depreciation and amortization
(2)
20,238 18,185 62,171 and amortization (EBITDA) $34,106 $31,286 $107,441
Funds from operations (FFO) $23,228 $21,673 $76,526 Minority interests 1,340 1,831 8,256
Non real estate depreciation 37 71 61 Preferred stock dividends 3,445 3,445 10,014
Amortization of deferred financing costs 937 795 2,965
Adjusted Earnings before interest, taxes and
depreciation and amortization (Adjusted
EBITDA)
$38,891 $36,562 $125,711
Non cash compensation 435 431 481
Loss from early extinguishment of debt 425 57 1,021
Cash paid for interest (including discontinued operations)
Straight line rents (4,233) (3,843) (13,023)
Above and below market rent amortization (1,504) (433) (1,717)
Total GAAP interest expense (including
discontinued operations) $12,181 $11,388 $39,122
Capitalized leasing compensation (888) (764) (781) Amortization of deferred financing costs (749) (754) (2,921)
Recurring capital expenditures and tenant improvements (338) (904) (2,897) Capitalized interest 1,058 762 279
Capitalized leasing commissions (1,682) (265) (3,051) Noncash interest 806 (1,152) (1,424)
Adjusted funds from operations
(1)
$16,417 $16,818 $59,585 Cash paid for interest $13,296 $10,244 $35,056
(2) Real estate depreciation and amortization was computed as follows:
Q206 Q106 FY2005
Depreciation and amortization per income statement $19,511 $17,513 $59,616
Depreciation and amortization of discontinued operations
at 7979 East Tufts Avenue 764 743 2,616
Non real estate depreciation (37) (71) (61)
$20,238 $18,185 $62,171
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of 7979
East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.
EBITDA and Adjusted EBITDA (including discontinued operations)